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        MASTER SERVICER'S CERTIFICATE
      (Delivered pursuant to Section 4.9
 of the Master Sale and Servicing Agreement)


        HOUSEHOLD FINANCE CORPORATION,
                 Master Servicer
    HOUSEHOLD AUTO RECEIVABLES CORPORATION

         HOUSEHOLD AUTOMOTIVE TRUST V
         Class A Notes, Series 2000-2


1.   This Certificate relates to the               July 17, 2000
Distribution Date occurring on

2.  Series 2000-2 Information

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(a)  The amount of Collected Funds with           $25,861,558.71
respect to the Collection Period was equal to

(b)  The amount of Available Funds with           $25,981,243.08
respect to the Collection Period was equal to

(c)  The  Liquidated Receivables for the                   $0.00
Collection Period was equal to

(d)  Net Liquidation Proceeds for the                      $0.00
Collection Period was equal to
        (i) The annualized net default rate            0.000000%

(e)  The principal balance of Series 2000-2
Receivables at the beginning
        of the Collection Period was equal to    $960,016,657.69

(f)  The principal balance of Series 2000-2
Receivables on the last day
        of the Collection Period was equal to    $948,565,433.74

(g)  The aggregate outstanding  balance of the
Series 2000-2 Receivables which were one
        payment (1-29 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such    $27,093,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the
Series 2000-2 Receivables which were two
        payments (30-59 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such     $1,099,000.00
Distribution Date was equal to

(i)  The aggregate outstanding  balance of the
Series 2000-2 Receivables which were three or
        more payments (60+ days) delinquent as
of the close of business on the last day of
the
        Collection Period with respect to such        $49,000.00
Distribution Date was equal to

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(j)  The Base Servicing Fee paid on the                  ($0.00)
Distribution Date was equal to

(k)  The Principal Distributable Amount for       $11,346,204.24
the Distribution Date was equal to

(l)  The Principal Amount Available for the       $22,540,567.88
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was    $655,211,000.00
equal to

(n)  The Aggregate Optimal Note Principal        $616,567,531.93
Balance was equal to

(o)  The Targeted Credit Enhancement Amount      $360,454,864.82
was equal to

(p)  The Targeted Credit Enhancement Amount as
a percentage of the Pool
       Balance on the Distribution Date was                $0.38
equal to

(q)  The Targeted Reserve Account Balance was     $28,456,963.01
equal to

(r)  The Reserve Account Deposit Amount for       $11,194,363.64
the Distribution Date

(s)  The Maximum Reserve Account Deposit          $11,194,363.64
Amount for the Distribution Date

(t)  The Reserve Account Shortfall for the        $18,856,796.44
Distribution Date

(u)  The amount on deposit in the Reserve         $20,794,530.21
Account after distributions was equal to

(v)  The amount on deposit in the Reserve
Account as a percentage of the Pool
       Balance on the Distribution Date was            2.192208%
equal to

(w)  The Targeted Overcollateralization Amount   $331,997,901.81
was equal to

(x)   The ending overcollateralization was       $304,700,637.98
equal to

(y)  The ending overcollateralization as a
percentage of the Pool Balance on the
       Distribution Date was equal to                 32.122258%

(z)  The Weighed Average Coupon (WAC) was                      0
equal to

(aa)  The Weighed Average Remaining Maturity                  61
(WAM) was equal to


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3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                  $84.26422
   2.   Principal Distribution per $1,000              $79.34409
   3.   Interest Distribution per $1,000                $4.92014

B.  Calculation of Class A-1 Interest Due
   1.   Class A-1 related Note Rate                    6.812500%
   2.   Class A-1 principal balance -            $143,000,000.00
beginning of period
   3.   Accrual convention                     Actual/360
   4.   Days in Interest Period
                                                              26
   5.   Class A-1 interest due                       $703,579.86
   6.   Class A-1 interest paid                      $703,579.86
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-1
   8.   Class A-1 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning   $143,000,000.00
of period
   2.  Class A-1 principal - amount due           $11,346,204.24
   3.  Class A-1 principal - amount paid          $11,346,204.24
   4.  Class A-1 principal balance - end of      $131,653,795.76
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-1
   6.  Class A-1 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-1 Notes as a percentage of the         20.447429%
total Notes outstanding on the Distribution
Date
   8.  Class A-1 Notes as a percentage of the         13.879253%
Pool Balance on the Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                   $5.20722
   2.   Principal Distribution per $1,000               $0.00000
   3.   Interest Distribution per $1,000                $5.20722

B.  Calculation of Class A-2 Interest Due
   1.    Class A-2 related Note Rate                   7.210000%
   2.   Class A-2 principal balance -            $157,000,000.00
beginning of period
   3.   Accrual convention                     30/360
   4.   Days in Interest Period
                                                              26
   5.   Class A-2 interest due                       $817,533.89
   6.   Class A-2 interest paid                      $817,533.89
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-2
   8.   Class A-2 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning   $157,000,000.00
of period
   2.  Class A-2 principal - amount due                    $0.00
   3.  Class A-2 principal - amount paid                   $0.00
   4.  Class A-2 principal balance - end of      $157,000,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-2
   6.  Class A-2 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-2 Notes as a percentage of the         24.384001%
total Notes outstanding on the Distribution
Date
   8.  Class A-2 Notes as a percentage of the         16.551309%
Pool Balance on the Distribution Date
   9.  Class A-1 and A-2 Notes as a percentage        30.430562%
of the Pool Balance on the Distribution Date

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(c) Class A-3
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                   $5.30111
   2.   Principal Distribution per $1,000               $0.00000
   3.   Interest Distribution per $1,000                $5.30111

B.  Calculation of Class A-3 Interest Due
   1.    Class A-3 related Note Rate                   7.340000%
   2.    Class A-3 principal balance -           $172,000,000.00
beginning of period
   3.    Accrual convention                    30/360
   4.   Class A-3 interest due                       $911,791.11
   5.   Class A-3 interest paid                      $911,791.11
   6.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-3
   7.   Class A-3 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning   $172,000,000.00
of period
   2.  Class A-3 principal - amount due                    $0.00
   3.  Class A-3 principal - amount paid                   $0.00
   4.  Class A-3 principal balance - end of      $172,000,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-3
   6.  Class A-3 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-3 Notes as a percentage of the         26.713683%
total Notes outstanding on the Distribution
Date
   8.  Class A-3 Notes as a percentage of the         18.132645%
Pool Balance on the Distribution Date
   9.  Class A-1, A-2 and A-3 Notes as a              48.563207%
percentage of the Pool Balance on the
Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                   $5.36611
   2.   Principal Distribution per $1,000               $0.00000
   3.   Interest Distribution per $1,000                $5.36611

B.  Calculation of Class A-4 Interest Due
   1.    Class A-4 related Note Rate                   7.430000%
   2.    Class A-4 principal balance -           $183,211,000.00
beginning of period
   3.    Accrual convention                    30/360
   4.   Class A-4 interest due                       $983,130.58
   5.   Class A-4 interest paid                      $983,130.58
   6.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-4
   7.   Class A-4 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning   $183,211,000.00
of period
   2.  Class A-4 principal - amount due                    $0.00
   3.  Class A-4 principal - amount paid                   $0.00
   4.  Class A-4 principal balance - end of      $183,211,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-4
   6.  Class A-4 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-4. Notes as a percentage of the        28.454887%
total Notes outstanding on the Distribution
Date
   8.  Class A-4 Notes as a percentage of the         19.314535%
Pool Balance on the Distribution Date
   9.  Class A-1, A-2, A-3 and A-4 Notes as a         67.877742%
percentage of the Pool Balance on the
Distribution Date


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